Exhibit 99.1
 Scaling a Global Fintech LeaderInvestor PresentationSeptember 2023  EXHIBIT 99.1

 Forward-Looking Statements  This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2023 Guidance” section and statements about our three-year objectives are forward-looking statements.   These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2023 (the “2023 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2023 Annual Report.   These risks include:   Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge;   Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms;   A material security breach or cybersecurity attack affecting the information of Broadridge's clients;   Declines in participation and activity in the securities markets;   The failure of Broadridge's key service providers to provide the anticipated levels of service;   A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services;   Overall market, economic and geopolitical conditions and their impact on the securities markets;   The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients;   Broadridge’s failure to keep pace with changes in technology and demands of its clients;   Competitive conditions;  Broadridge’s ability to attract and retain key personnel; and  The impact of new acquisitions and divestitures.   There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition.  Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

 Use of Non-GAAP Financial Measures  This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted EBITDA, EBITDAR, Adjusted Net earnings, Adjusted earnings per share (“EPS”), Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures.   Key Performance Indicators  Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, Recurring revenue growth constant currency, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth, which is comprised of Stock Record Growth (also referred to as “SRG” or “equity position growth”) and Interim Record Growth (also referred to as “IRG” or “mutual fund/ETF position growth”), and Internal Trade Growth (“ITG”). Please refer to Item 2. Management’s Discussion and Analysis of Financial Condition of the 2023 Annual Report for a discussion of Revenues, Recurring revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales.   Foreign Exchange Rates  Beginning with the first quarter of fiscal year 2023, the Company changed reporting for segment revenues, segment earnings (loss) before income taxes, segment amortization of acquired intangibles and purchased intellectual property, and Closed sales to reflect the impact of actual foreign exchange rates applicable to the individual periods presented. The presentation of these metrics for the prior periods has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted.   Notes on Presentation  Amounts presented in this presentation may not sum due to rounding.   All FY’23 Recurring revenue dollar amounts shown in this presentation are GAAP, and FY’23 Recurring revenue growth percentages are shown as constant currency (Non-GAAP).  Recurring revenue growth percentages for FY’19 through FY’22 are calculated based on constant foreign currency exchange rates used for internal management reporting as described in the Company’s segment footnote within its Form 10-K for each respective year.   Use of Material Contained Herein   The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.  Use of Non-GAAP financial measures, KPIs and foreign exchange rates

 A clear path for long term growth  A global Fintech leader addressing a large and growing market  Three franchise businesses  executing on clear growth strategies grounded in long term trends  Long track record delivering consistent growth and strong total shareholder returns   2014  Invest for Growth  2017  Ready for Next  2020  A Global Fintech Leader  2023  Scaling a Global Fintech Leader

 Broadridge is a global Fintech leader  Managing proxy voting for ~800M equity shareholder positions  Powering $10T per day in fixed income and equity trades  Distributing more than 7B critical communications each year  800  million  $10  TRILLION  7  billion  Broadridge powers the critical infrastructure behind investing, governance, and communications  $60 billion and growing market opportunity

 Technology and operations spend by global banks estimated to be over $200 Billion  $60 billion and growing market opportunity  $60B  CURRENT OPPORTUNITY  $22B  GOVERNANCE  $23B  CAPITAL MARKETS  $16B  WEALTH

 Capital Markets  $965M Recurring Revenue  14% Average Annual Growth  Wealth & Investment Management  $560M Recurring Revenue10% Average Annual Growth  Governance$2.5B Recurring Revenue  9% Average Annual Growth  $4.0B  FY’23 RECURRING REVENUE  Three strong growing franchises with $4 billion in Recurring revenue  Note: Average Annual Growth reflects the FY’19-FY’23 time period

 Broadridge is executing across Governance, Capital Markets, and Wealth & Investment Management  Extend Governance  Grow Capital Markets  Build Wealth & Investment Mgmt.  $2.5B  +9% YoY  $965M  +11% YoY  $560M+4% YoY  Revenue growth paced by strong demand for digital solutions and new clients  Equity and fund/ETF position growth normalized at 9% and 8%, respectively after two strong years  Focus on innovation continues with new digital products, voting choice implementations, and tailored shareholder reports  Information about our use of Non-GAAP measures and a reconciliation to closest GAAP measures may be found on slides 43 – 53  Recurring revenue $ in millions; growth rates in constant currency  Continued strong growth from BTCS highlights demands for trading innovation and simplification  Extending global post-trade implementations across multiple large clients   Driving innovation to enhance trading capabilities, streamline data management, and deliver cutting edge technologies  Growth driven by strong demand for advisor tools, including digital marketing capabilities, and other component solutions  Finalized rollout of wealth management platform suite with UBS with revenue recognition beginning in Q1’24  Developed targeting plan to deliver on growing pipeline and extend platform capabilities to additional clients  Extend Governance  Grow Capital Markets  Build Wealth & Investment Management

 The Broadridge financial model is focused on driving steady revenue growth and consistent earnings per share growth, generated by:   Continued margin expansion from our scale and operational efficiencies   Balanced capital allocation leveraging our strong free cash flow businesses  Investments in our long-term growth strategy  Sustainable recurring revenue growth

 Strong track record of delivering growth and value  $M except for per share measures  Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 43 – 53  $4.06  $3.95  $4.65  $4.55  $5.30  DILUTED EPS (GAAP)  FY’2019 – FY’2023  $4.0B9%  10%  Recurring revenue average annual growth  11%  Adjusted EPS (Non-GAAP) 1 CAGR  11%  Dividends per share CAGR  10%  10%  6%  16%

Consistent margin expansion

ADJUSTED OPERATING INCOME MARGIN (NON-GAAP)

78 bps annual

FY'19-23 average Adjusted Operating Income margin expansion



17.1%
17.5%
18.1%
18.7%
19.8%
+120 bps
+40 bps
+60 bps
+60 bps
+110 bps
FY'19
FY'20
FY'21
FY'22
FY'23

OPERATING INCOME MARGIN (GAAP)

15.0%	13.8%	13.6%	13.3%	15.4%

▲ **Scale**

Natural OpEx leverage from a SaaS business

▲ **Digital**

Margin expansion due to mix shift toward digital

▲ **Efficiency**

Contributions from business reengineering and internal growth

▲ ▼ **M&A**

Primarily weighted to early-stage businesses

▼ **Investment**

Strategic investment aligned with client demand

Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 43–53

Broadridge | Ready for Next

© 2023
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 Long-term record of delivering consistent revenue and earnings growth  FY’14 – FY’17 (CAGR)  FY’17 – FY’20 (CAGR)  FY’20 – FY’23(CAGR)  Organic Recurring revenue growth1  5%  5%  8%  Recurring revenue growth2  7%3  7%  11%  Adj. Operating Income Margin expansion (bps/ year) (Non-GAAP)  533  80  77  Adj. Earnings per share growth (Non-GAAP)  12%  12%5  12%  As defined in the 2023 Form 10-K. Average Organic Recurring revenue growth per year  FY’20-23 investor day Recurring revenue growth in constant currency reflecting BR’s approach to FX reporting as of December 10, 2020  Excluding the North American Customer Communications acquisition completed in 2016  Information about the use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 43 – 53   Excluding the impact of the U.S. Tax Act Cuts and Jobs Act (Tax Act). As reported and including the Tax Act impact, Adjusted EPS growth CAGR was 17%   4

 Investor Communication Solutions  Segment overview

 ICS StrategyExtend our strong and growing Governance franchise  Grow End-to-EndIssuer Solutions  Build Data-Driven   Fund Solutions  Drive Next-Gen  Regulatory  Transform Omni-Channel   Communications  A leader at the heart of a powerful governance network  Recurring revenues of $2.5B and average annual growth rate of 9% from FY’19-23  Strong and consistent underlying growth trends  Complementary businesses built on deep relationships  Track record of digital transformation

 Our network links investors, asset managers, and issuers across North America  170M+Retail shareholder accounts  120,000+Institutional shareholders  30,000+Mutual funds and ETFs  ISSUERS OF SECURITIES  SHAREHOLDERS   200,000+Financial advisors  9,000+Corporate issuers  REGULATORY BODIES & TRADE ASSOCIATIONS  1,000+Banks and broker-dealers  INTERMEDIARIES

 EQUITY & MUTUAL FUND/ETF POSITION GROWTH  Key volume drivers: position and trade volume growth  (4)%  8%  3%  2%  3%   13%  6%  9%  12%   1%   4%  1. Reflects position growth processed in the same time period of both years. Therefore, quarterly and annual data may not align2. Represents the estimated change in daily trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge’s trading platforms in both the current and prior year periods  2   11%  10Y Avg.  8%  6%  Internal Trade   Growth

Broadridge's focus on innovation and digitization is driving shareholder engagement

Enhancing the effectiveness of critical shareholder communications

Voting choice pilots are enabling millions of ETF shareholders to register their voting preferences. Our innovative Tailored Shareholder Report solutions are helping funds adapt to new regulations while reducing costs. In addition, we are enhancing our ProxyVote app.

- ✓ Pass-through voting pilots
- ✓ Tailored shareholder report solutions
- ✓ Upgraded ProxyVote app

Driving digitization to improve investor communications and reduce client costs

Broadridge's investments in digital have made us the leading omnichannel communications hub. By digitizing wealth management communications, we are enhancing the investor experience and lowering costs for our clients.

- ✓ Wealth InFocus
- ✓ $100M in FY'23 digital revenue
- ✓ 86% digitization rate for equity proxies
- ✓ 78% digitization rate for fund reports

Broadridge continues to innovate

Broadridge's investor communications solutions continue to drive investor engagement, enhancing our position as a positive influence in the corporate governance arena.

- ✓ End-to-End Vote Confirmation
- ✓ Enhanced VSMs
- ✓ Universal Proxy
- ✓ SRD II

Broradridge | Ready for Next
© 2023
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 ICS segment financial overview  9%   ICS FISCAL YEAR recurring Revenues  Avg. Annual Growth  7%  6%  $2.5B  11%  11%  +9%  13%  10%  12%  7%  $2,461  9%  YoY  Growth  Regulatory  Customer Comms.  Data-Driven Fund Solutions  Issuer  $ in millions; growth in constant currency

 Global Technology and Operations  Segment overview

 $701M  $558M  GTO FISCAL YEAR recurring Revenues  $1,525  +11%  + 4%  YoY   Growth  Wealth & Investment Management  Capital Markets  18%  4%  24%  12%   Avg. Annual Growth  $1.5B  GTO Strategy: Grow Capital Markets franchise and continue building next-gen Wealth & Investment Management franchise  7%  +8%  8%  $ in millions; growth in constant currency

 Capital Markets overview  In equity and fixed income trades processed on average per day  A global leader in post-trade processing for cash securities  Continued growth driven by evolution of global banks  Launching AI-powered fixed income trading platform  Itiviti adds strength, scale, and attractive returns  Trading Innovation  Global Simplification  Enterprise & Data Solutions  Network Value  $10T  LEADING GLOBAL SaaS PLATFORM  1  14%   Avg. Annual Growth  4%   10%   7%   $965M  39%   11%

 Leading provider of back-office capabilities   Strong set of differentiated component solutions for front- and middle-office  Launching the industry’s only unified front-to-back technology platform  Growing Integrated Investment Management Suite  Wealth & Investment Management overview  10%   Avg. Annual Growth  4%   29%   7%   $560M  5%   4%

 Fiscal fourth quarter and full year 2023 summary

 Key messages as of August 8, 2023, earnings call  Broadridge reported strong fourth quarter results, including 8% Recurring revenue growth constant currency and 21% Adjusted EPS growth  These results powered a strong Fiscal Year 2023, with 9% Recurring revenue growth constant currency, 9% Adjusted EPS growth, and 90% free cash flow conversion. As a result, Broadridge delivered at or above the high end of its three-year growth objectives   Performance was driven by continued execution, key trends including the ongoing digitization of financial services and increased investor participation, and our growth investments  Fiscal 2024 guidance calls for 8-12% Adjusted EPS growth powered by 6-9% organic Recurring revenue growth with strengthening free cash flow  Raising annual dividend by 10% to $3.20 per share, in line with balanced capital allocation per share with flexibility to resume share repurchases  1  2  3  4  5

 Summary financial performance  Q4’23  Inc./(Dec.)  FY’23  Inc./(Dec.)  Recurring revenues  $1,259  7%  $3,987  7%  Total revenues  1,839  7%  6,061  6%  Operating income  454  33%  936  23%  Adjusted Operating income (Non-GAAP)  531  22%  1,199  12%   Adjusted Operating income margin (Non-GAAP)  28.9%  360bps  19.8%  110bps  Diluted earnings per share   $2.72  30%  $5.30  16%  Adjusted Earnings per share (Non-GAAP)  $3.21  21%  $7.01  9%  Closed sales  $90  (19%)  $246  (12%)  $ in millions, except per share data  Information about the use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 43 – 53   Constant currency growth (Non-GAAP)    8%  9%

 Investor Day   FY20-FY23 Growth Objectives   FY20-FY23  Performance  Organic Recurring revenue growth  5 – 7%  8%  Recurring revenue growth  7 – 9%  11%  Adjusted Operating income margin – Non-GAAP  50+ bps/yr  77 bps  Adjusted earnings per share growth – Non-GAAP  8 – 12%  12%  Broadridge delivered at or above the higher end of its 3-year objectives  FY’20 Investor Day recurring revenue growth objectives in constant currency reflecting BR’s approach to FX reporting as of December 10, 2020  1

 Fiscal fourth quarter and full year 2023 appendix

 $1,259  16%  10%  $ in millions; growth in constant currency  10%  +8%  9%  Fiscal Year Recurring Revenue growth  Q4 Recurring Revenue  Recurring revenue increased 8% in fourth quarter 2023  Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 43 – 53

 Regulatory  Customer Comms.  Data-Driven Fund Solutions  Issuer  7%  7%  12%  5%  ICS Q4 Recurring Revenues  Ics fiscal year recurring Revenues   $858  +7%  Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 43 – 53  +9%  $ in millions; growth in constant currency  13%  10%  12%  7%  $2,461  ICS fourth quarter and fiscal year 2023 Recurring revenues

 GTO Q4 Recurring Revenues  Gto fiscal year recurring Revenues   $1,525  11%  4%  +9%  Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 43 – 53  +8%  $ in millions; growth in constant currency  Capital Markets  Wealth & Investment   Management  $401  12%  4%  GTO fourth quarter and fiscal year 2023 Recurring revenues

 8%  6%  5%  1%  3%  internal trade growth   ITG  EQUITY & MUTUAL FUND/ETF POSITION GROWTH  Key volume drivers: position and trade growth  1. Q4’22 equity position growth represented 55% of total fiscal year 2022 positions. Q1’22: 7% | Q2’22: 9% | Q3’22: 29%  2. Reflects position growth processed in the same time period of both years. Therefore, quarterly and annual data may not align3. Represents the estimated change in daily trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge’s trading platforms in both the current and prior year periods  3  FY’22  FY’23  9%  8%  18%  14%   4%   1%  11%  10Y Avg.  8%  6%

 Fourth quarter 2023 Recurring revenue growth drivers  RECURRING REVENUE GROWTH CONSTANT CURRENCY WAS 8%  ICS  $805M   5 pts  (1) pt    3 pts  0 pts  7%   0 pts  $858M  GTO  $372M   7 pts   (3) pts   5 pts  0 pts  9%  (1) pt  $401M  5 pts  (1) pt  4 pts  0 pts  7%  (1) pt  8%  Organic Growth: 7 pts  $1,259  $ in millions. Pts contribution to growth  Organic Growth: 9 pts  Organic Growth: 8 pts

 Fourth quarter 2023 Total revenue growth drivers  quarterly event-driven revenue   5 pts  (1) pt  3 pts  7%  fourth QUARTER 2023 total Revenue growth DRIVERS   $59M  FY’17-FY’23  Quarterly Average  $ in millions. Pts contribution to growth  0 pts  $1,839  $52

 13.8%  13.6%  13.3%   24.7%  19.8%  +40 bps  +60 bps  +60 bps  OPERATING   INCOME   MARGIN   ADJUSTED   OPERATING   INCOME   MARGIN  (Non-GAAP)  Operating income margin and Adjusted Operating income margin  OPERATING INCOME MARGIN  15.4%   28.9%  +110 bps  Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 43 – 53

 Closed sales  $ in millions  CLOSED SALES  RECURRING REVENUE BACKLOG  12%  10%  % of Recurring revenue

 Client platform spend and Free cash flow conversion  Net investments on new client conversions, including development of platform capabilities  Last twelve months (LTM) Free cash flow conversion equals Free cash flow for the most recent four quarters divided by Adjusted Net earnings for the same four quarters  Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 43 – 53  Free Cash Flow conversion (LTM)  Net Client platform spend  1  $ in millions  2,3  90%

 Total Capital Returns   $2.16  $2.30  $2.56  $2.90  $3.20  11%  6%  11%  13%  10%  Dividends per share  Capital allocation  2  Net investments on new client conversions, including development of platform capabilities  Includes Software purchases and capitalized internal use software  Includes acquisitions and minority investments  Select uses of cash FY’23  1  $369  $75  $0  $ in millions, except per share data  3  6  $253  $248  $269  $578  4. Capital returns to shareholders through dividends and total share repurchases net of option proceeds.   FY’23 annual dividend amount subject to Board declaration   YOYgrowth  4  $312  $385

 Fiscal Year 2024 Guidance as of August 8, 2023 earnings call  FY’24 Guidance  Recurring revenue growth constant currency - Non-GAAP  6 - 9%  Adjusted Operating income margin - Non-GAAP  ~20%  Adjusted Earnings per share growth - Non-GAAP  8 - 12%  Closed sales  $280M - $320M

 Fiscal year 2023 Recurring revenue growth drivers  RECURRING REVENUE GROWTH CONSTANT CURRENCY WAS 9%  ICS  $2,270M   6 pts  (1) pt    5 pts  0 pts  9%   (0) pts  $2,461M  GTO  $1,452M   6 pts   (2) pts   4 pts  0 pts  8%   (3) pts  $1,525M  6 pts  (2) pts   4 pts  0 pts   7%  Organic Growth: 9 pts  (1) pt   9%  Organic Growth: 9 pts   Organic Growth: 8 pts  $3,987  $ in millions. Pts contribution to growth

 Fiscal year 2023 Total revenue drivers  FISCAL YEAR 2023 REVENUE DRIVERS  6 pts  (1) pt  3 pts  (1) pt  6%  $ in millions  Pts contribution to growth  $6,061  $5,709

 $234M  FY’17-FY’23  Average  Fiscal year 2023 Event-driven Revenue  Fiscal year 2023 Event-driven revenue  $ in millions

 Save the date Broadridge’s Investor Day  Broadridge will host its Investor Day on December 7, 2023 in New York City  Additional details to come  W. Edings Thibault  Greg FajeSean Silva  broadridgeir@broadridge.com   Broadridge Investor Relations Contacts

 Explanation of Non-GAAP measures and Reconciliation of GAAP to Non-GAAP measures

 Non-GAAP measures  Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures  The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, Free cash flow, Free cash flow conversion, Adjusted EBITDA, EBITDAR, and Recurring revenue growth constant currency. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results.  The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations of Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.  Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, Adjusted Earnings Per Share, Adjusted EBITDA, and EBITDAR  These Non-GAAP measures are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) IBM Private Cloud Charges, (iv) Real Estate Realignment and Covid-19 Related Expenses, (v) Russia-Related Exit Costs, (vi) Investment Gains, (vii) Software Charge, (viii) Gain on Acquisition-Related Financial Instrument, (ix) Gain on Sale of a Joint Venture Investment, (x) Tax Act items, (xi) Gain on Sale of Securities (xii) Message Automation Limited (“MAL”) investment gain, and (xiii) Restructuring Charges. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. IBM Private Cloud Charges represent a charge on the hardware assets transferred to IBM and other charges related to the IBM Private Cloud Agreement. Real Estate Realignment and Covid-19 Related Expenses are comprised of two major components: Real Estate Realignment Expenses, and Covid-19 Related Expenses. Real Estate Realignment Expenses are expenses associated with the exit of certain of the Company’s leased facilities in response to the Covid-19 pandemic, which consist of the impairment of certain right of use assets, leasehold improvements and equipment, as well as other related facility exit expenses directly resulting from, and attributable to, the exit of these leased facilities. Covid-19 Related Expense are direct and incremental expenses incurred by the Company to protect the health and safety of Broadridge associates during the Covid-19 outbreak, including expenses associated with monitoring the temperatures for associates entering our facilities, enhancing the safety of our office environment in preparation for workers to return to Company facilities on a more regular basis, ensuring proper social distancing in our production facilities, personal protective equipment, enhanced cleaning measures in our facilities, and other safety related expenses. Investment Gains represent non-operating, non-cash gains on privately held investments. Russia-Related Exit Costs are direct and incremental costs associated with the Company’s wind down of business activities in Russia in response to Russia’s invasion of Ukraine, including relocation-related expenses of impacted associates. Software Charge represents a charge related to an internal use software product that is no longer expected to be used. Gain on Sale of a Joint Venture Investment represents a non-operating, cash gain on the sale of one of the Company’s joint venture investments. Loss (Gain) on Acquisition-Related Financial Instrument represents a non-operating loss (gain) on a financial instrument designed to minimize the Company's foreign exchange risk associated with the Itiviti acquisition, as well as certain other non-operating financing costs associated with the Itiviti acquisition. Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company’s net U.S. federal and state deferred tax liabilities attributable to the Tax Act. The Gain on Sale of Securities represents a non-operating gain on the sale of securities associated with the Company’s retirement plan obligations. The MAL investment gain represents a non-cash, nontaxable gain on investment from the Company’s acquisition of MAL in March 2017. Restructuring Charges represent severance costs associated with the Company’s initiative to streamline our management structure, reallocate work to lower cost locations, and reduce headcount in deprioritized areas.

 Adjusted EBITDA reflects Net earnings before interest, taxes, other non-operating (income)/expenses net, depreciation, amortization, Acquisition and  Integration Costs, Restructuring charges, and Russia-related exit costs. EBITDAR reflects Adjusted EBITDA before operating lease cost. Our management uses Adjusted EBITDA and EBITDAR to better understand the Company’s pre-tax cash flow, adjusted for the impact of leverage.  We exclude Acquisition and Integration Costs, IBM Private Cloud Charges, Real Estate Realignment and Covid-19 Related Expenses, Investment Gains, Russia-Related Exit Costs, the Software Charge, Loss (Gain) on Acquisition-Related Financial Instrument, the Gain on Sale of a Joint Venture Investment, and Restructuring Charges from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets.  Free cash flow   In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as New cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software. Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period.   Recurring revenue growth constant currency  As a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. The exclusion of the impact of foreign currency exchange fluctuations from our Recurring revenue growth, or what we refer to as amounts expressed “on a constant currency basis”, is a Non-GAAP measure. We believe that excluding the impact of foreign currency exchange fluctuations from our Recurring revenue growth provides additional information that enables enhanced comparison to prior periods.  Changes in Recurring revenue growth expressed on a constant currency basis are presented excluding the impact of foreign currency exchange fluctuations. To present this information, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year.   Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.  Non-GAAP measures

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions	Year ended June 30, 2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Operating Income (GAAP)	$936.4	$759.9	$678.7	$624.9	$652.7	$598.1	$534.0	$502.3	$468.5	$418.3
Adjustments:										
Amortization of acquired intangibles and purchased intellectual property	214.4	250.2	153.7	122.9	87.4	81.4	72.6	31.8	25.3	22.6
Acquisition and integration costs	15.8	24.5	18.1	12.5	6.4	8.8	19.1	5.0	5.0	2.1
Restructuring Charges	20.4	—	—	—	—	—	—	—	—	—
IBM private cloud charges	—	—	—	32.0	—	—	—	—	—	—
Real estate realignment and Covid-19 related expenses (a)	—	30.5	45.3	2.4	—	—	—	—	—	—
Russia-Related Exit Costs (b)	12.1	1.4	—	—	—	—	—	—	—	—
Software charge	—	—	6.0	—	—	—	—	—	—	—
Adjusted operating income (Non-GAAP)	**$1,199.1**	**$1,066.4**	**$901.8**	**$794.8**	**$746.5**	**$688.2**	**$625.7**	**$539.2**	**$498.8**	**$442.9**
Operating income margin (GAAP)	15.4%	13.3%	13.6%	13.8%	15.0%	13.8%	12.9%	17.3%	17.4%	16.4%
Adjusted operating income margin (Non-GAAP)	19.8%	18.7%	18.1%	17.5%	17.1%	15.9%	15.1%	18.6%	18.5%	17.3%

(a) Real Estate Realignment Expenses were $23.0 million, $29.6 million, and $0.0 million for the year ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses were $7.5 million, $15.7 million, and $2.4 million for the year ended June 30, 2022, 2021, and 2020, respectively.

(b) Russia-Related Exit Costs were $10.9 million and $1.4 million for the fiscal years ended June 30, 2023 and June 30, 2022, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non operating income for the fiscal year ended June 30, 2023, and $1.4 million of operating expenses for the fiscal year ended June 30, 2022.

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Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions, except per share amounts	Year ended June 30, 2023	2022	2021	2020	2019	2018	2017	2016	2015	2014
Diluted earnings per share (GAAP)	$5.30	$4.55	$4.65	$3.95	$4.06	$3.56	$2.70	$2.53	$2.32	$2.12
Adjustments:										
Amortization of acquired intangibles and purchased intellectual property	1.80	2.11	1.30	1.05	0.74	0.68	0.60	0.26	0.20	0.18
Acquisition and integration costs	0.13	0.21	0.15	0.11	0.05	0.07	0.16	0.04	0.04	0.02
Restructuring charges	0.17	—	—	—	—	—	—	—	—	—
IBM private cloud charges	—	—	—	0.27	—	—	—	—	—	—
Real estate realignment and Covid-19 related expenses (a)	—	0.26	0.38	0.02	—	—	—	—	—	—
Russia-Related Exit Costs	0.09	0.01	—	—	—	—	—	—	—	—
Software charge	—	—	0.05	—	—	—	—	—	—	—
Investment gain	—	(0.12)	(0.07)	—	—	—	—	—	—	—
Gain on acquisition-related financial instrument	—	—	(0.53)	—	—	—	—	—	—	—
Gain on sale of a joint venture investment	—	—	—	(0.06)	—	—	—	—	—	—
Gain on sale of securities	—	—	—	—	—	(0.05)	—	—	—	—
Taxable Adjustments	2.20	2.47	1.29	1.40	0.79	0.70	0.76	0.30	0.24	0.20
Tax Act items	—	—	—	—	—	0.13	—	—	—	—
MAL investment gain	—	—	—	—	—	—	(0.08)	—	—	—
Tax impact of adjustments (b)	(0.48)	(0.55)	(0.28)	(0.32)	(0.19)	(0.20)	(0.26)	(0.10)	(0.08)	(0.07)
Adjusted earnings per share (Non-GAAP)	**$7.01**	**$6.46**	**$5.66**	**$5.03**	**$4.66**	**$4.19**	**$3.13**	**$2.73**	**$2.47**	**$2.25**

(a) Real Estate Realignment Expenses impacted Adjusted earnings per share by $0.19, $0.25, and $0.00 for the fiscal year ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses impacted Adjusted earnings per share by $0.06, $0.13, and $0.02 for the fiscal year ended June 30, 2022, 2021, and 2020, respectively.

(b) Calculated using the GAAP effective tax rate, adjusted to exclude $10.4 million, $18.1 million, $16.9 million, $15.6 million, $19.3 million, $40.9 million of excess tax benefits associated with stock-based compensation for the fiscal years June 30, 2023, 2022, 2021, 2020, 2019 and 2018 respectively. For fiscal year 2021, the tax impact of adjustments also excludes approximately $10.6 million of Acquisition and Integration Costs, which are not tax-deductible. For fiscal year 2018, the GAAP effective tax rate was also adjusted to exclude the net $15.4 million charges associated with the Tax Act. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

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 Reconciliation of GAAP to Non-GAAP Measures  (Unaudited)  Three Months Ended June 30, 2023  Investor Communication Solutions  Regulatory  Data-Driven Fund Solutions   Issuer  Customer Comms.  Total  Recurring revenue growth (GAAP)  5%  11%  7%  7%  7%  Impact of foreign currency exchange  —%  —%  —%  —%  —%  Recurring revenue growth constant currency (Non-GAAP)  5%  12%  7%  7%  7%  Global Technology and Operations  Capital Markets  Wealth and Investment Management  Total  Recurring revenue growth (GAAP)  11%  2%  8%  Impact of foreign currency exchange  1%  2%  1%  Recurring revenue growth constant currency (Non-GAAP)  12%  4%  9%  Consolidated  Total  Recurring revenue growth (GAAP)  7%  Impact of foreign currency exchange  1%  Recurring revenue growth constant currency (Non-GAAP)  8%

 Reconciliation of GAAP to Non-GAAP Measures  (Unaudited)  Fiscal Year Ended June 30, 2023  Investor Communication Solutions  Regulatory  Data-Driven Fund Solutions   Issuer  Customer Comms.  Total  Recurring revenue growth (GAAP)  6%  11%  12%  9%  8%  Impact of foreign currency exchange  —%  1%  —%  —%  —%  Recurring revenue growth constant currency (Non-GAAP)  7%  12%  13%  10%  9%  Global Technology and Operations  Capital Markets  Wealth and Investment Management  Total  Recurring revenue growth (GAAP)  7%  2%  5%  Impact of foreign currency exchange  4%  2%  3%  Recurring revenue growth constant currency (Non-GAAP)  11%  4%  8%  Consolidated  Total  Recurring revenue growth (GAAP)  7%  Impact of foreign currency exchange  1%  Recurring revenue growth constant currency (Non-GAAP)  9%

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Dollars in millions	3 Months Ended June 30		Fiscal Year Ended June 30		
	2023	2022	2023	2022	2021
Operating income (GAAP)	$454.2	$341.7	$936.4	$759.9	$678.7
Adjustments:					
Amortization of Acq. Intangibles and Purchased Intellectual Property	51.6	58.2	214.4	250.2	153.7
Acquisition and Integration Costs	4.8	10.6	15.8	24.5	18.1
Restructuring Charges	20.4	—	20.4	—	—
Real Estate Realignment and Covid-19 Related Expenses (a)	—	23.7	—	30.5	45.3
Russia-Related Exit Costs (c)	0.1	1.4	12.1	1.4	—
Software Charge	—	—	—	—	6.0
Adjusted Operating income (Non-GAAP)	**$531.2**	**$435.6**	**$1,199.1**	**$1,066.4**	**$901.8**
Operating income margin (GAAP)	24.7%	19.8%	15.4%	13.3%	13.6%
Adjusted Operating income margin (Non-GAAP)	28.9%	25.3%	19.8%	18.7%	18.1%

Dollars in millions	3 Months Ended June 30		Fiscal Year Ended June 30		
	2023	2022	2023	2022	2021
Net earnings (GAAP)	$324.1	$248.1	$630.6	$539.1	$547.5
Adjustments:					
Amortization of Acq. Intangibles and Purchased Intellectual Property	51.6	58.2	214.4	250.2	153.7
Acquisition and Integration Costs	4.8	10.6	15.8	24.5	18.1
Restructuring Charges	20.4	—	20.4	—	—
Real Estate Realignment and Covid-19 Related Expenses (a)	—	23.7	—	30.5	45.3
Russia-Related Exit Costs (c)	0.1	1.4	10.9	1.4	—
Software Charge	—	—	—	—	6.0
Investment Gains	—	(6.7)	—	(14.2)	(8.7)
Gain on Acquisition-Related Financial Instrument	—	—	—	—	(62.1)
Subtotal of adjustments	77.0	87.2	261.6	292.3	152.2
Tax impact of adjustments (d)	(19.1)	(21.6)	(57.5)	(65.7)	(33.2)
Adjusted Net earnings (Non-GAAP)	**$381.9**	**$313.7**	**$834.6**	**$765.7**	**$666.5**

Refer to Notes (a) - (d) on the next slide.

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Reconciliation of GAAP to Non-GAAP Measures

(Unaudited) *Dollars in millions, except per share amounts*	3 Months Ended June 30		Fiscal Year Ended June 30		
	2023	2022	2023	2022	2021
Diluted Earnings per share (GAAP)	$2.72	$2.09	$5.30	$4.55	$4.65
Adjustments:					
Amortization of Acq. Intangibles and Purchased Intellectual Property	0.43	0.49	1.80	2.11	1.30
Acquisition and Integration Costs	0.04	0.09	0.13	0.21	0.15
Restructuring Charges	0.17	—	0.17	—	—
Real Estate Realignment and Covid-19 Related Expenses (b)	—	0.20	—	0.26	0.38
Russia-Related Exit Costs	—	0.01	0.09	0.01	—
Software Charge	—	—	—	—	0.05
Investment Gains	—	(0.06)	—	(0.12)	(0.07)
Gain on Acquisition-Related Financial Instrument	—	—	—	—	(0.53)
Subtotal of adjustments	0.65	0.74	2.20	2.47	1.29
Tax impact of adjustments (d)	(0.16)	(0.18)	(0.48)	(0.55)	(0.28)
Adjusted Earnings per share (Non-GAAP)	**$3.21**	**$2.65**	**$7.01**	**$6.46**	**$5.66**

Dollars in millions	Fiscal Year Ended June 30	
	2023	2022
Net cash flows provided by operating activities (GAAP)	$823.3	$443.5
Capital expenditures and Software purchases and capitalized internal use software	(75.2)	(73.1)
Free cash flow (Non-GAAP)	**$748.2**	**$370.4**

(a) Real Estate Realignment Expenses were $22.6 million for the three months ended June 30, 2022, and $0.0 million, $23.0 million, and $29.6 million, for the fiscal years ended June 30, 2023, 2022, and 2021, respectively. Covid-19 Related Expenses were $1.1 million for the three months ended June 30, 2022, and $0.0 million, $7.5 million, and $15.7 million for the fiscal years ended June 30, 2023, 2022, and 2021 respectively.

(b) Real Estate Realignment Expenses impacted Adjusted Earnings per share by $0.19 for the three months ended June 30, 2022, and $0.00, $0.19, and $0.25 for the fiscal years ended June 30, 2023, 2022, and 2021, respectively. Covid-19 Related Expenses impacted Adjusted earnings per share by $0.01 for the three months ended June 30, 2022, and $0.00, $0.06, and $0.13 for the fiscal years ended June 30, 2023, 2022, and 2021, respectively.

(c) Russia-Related Exit Costs were $10.9 million and $1.4 million for the fiscal years ended June 30, 2023 and June 30, 2022, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income for the fiscal year ended June 30, 2023, and $1.4 million of operating expenses for the fiscal year ended June 30, 2022.

(d) Calculated using the GAAP effective tax rate, adjusted to exclude $2.9 million and $4.5 million of excess tax benefits associated with stock-based compensation for the three months ended June 30, 2023 and 2022, respectively, and $10.4 million, $18.1 million, and $16.9 million of excess tax benefits associated with stock-based compensation for the fiscal year ended June 30, 2023, 2022, and 2021, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

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Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

	FY 2022				FY 2023			
Dollars in millions	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Net cash flows (used in) provided by operating activities (GAAP)	$ (135.4)	$ 40.8	$ 80.7	$ 457.4	$ (204.5)	$ 123.1	$ 175.6	$ 729.2
Capital expenditures and Software purchases and capitalized internal use software	(15.9)	(13.3)	(25.2)	(18.7)	(13.6)	(19.5)	(13.7)	(28.4)
Free cash flow (Non-GAAP)	**$ (151.4)**	**$ 27.6**	**$ 55.5**	**$ 438.7**	**$ (218.1)**	**$ 103.5**	**$ 161.9**	**$ 700.9**

	FY 2022				FY 2023			
Dollars in millions	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Net earnings (GAAP)	$67.2	$47.2	$176.6	$248.1	$50.4	$57.5	$198.5	$324.1
Adjustments:								
Amortization of Acquired Intangibles and Purchased Intellectual Property	68.7	62.5	60.8	58.2	55.9	53.7	53.3	51.6
Acquisition and Integration Costs	2.9	7.8	3.1	10.6	4.1	3.7	3.3	4.8
Restructuring Charges	—	—	—	—	—	—	—	20.4
Real Estate Realignment and Covid-19 Related Expenses	1.8	1.7	3.3	23.7	—	—	—	—
Russia-Related Exit Costs	—	—	—	1.4	2.6	6.8	1.5	0.1
Investment Gains	—	(7.5)	—	(6.7)	—	—	—	—
Loss (Gain) on Acquisition-Related Financial Instrument	—	—	—	—	—	—	—	—
Subtotal of adjustments	73.4	64.4	67.2	87.2	62.5	64.1	58.0	77.0
Tax impact of adjustments	(14.4)	(14.3)	(15.4)	(21.6)	(13.2)	(13.2)	(12.0)	(19.1)
Adjusted Net earnings (Non-GAAP)	**$126.3**	**$97.3**	**$228.4**	**$313.7**	**$99.7**	**$108.4**	**$244.5**	**$381.9**

	FY 2022	FY 2023			
Dollars in millions	Q4	Q1	Q2	Q3	Q4
LTM Free cash flow (a)	$370.4	$303.7	$379.7	$486.1	$748.2
LTM Adjusted Net earnings (Non-GAAP) (b)	$765.7	$739.1	$750.3	$766.4	$834.6
LTM Free cash flow conversion (Non-GAAP) (c)	**48 %**	**41 %**	**51 %**	**63 %**	**90 %**

(a) Last twelve months (LTM) sums the last four quarters of free cash flow for the given period

(b) Last twelve months (LTM) sums the last four quarters of adjusted net earnings for the given period

(c) Free cash flow conversion is calculated as free cash flow divided by adjusted net earnings for the given period

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Reconciliation of GAAP to Non-GAAP Measures: Fiscal Year 2024 Guidance  Fiscal Year,  2024  FY24 Recurring revenue growth   Impact of foreign currency exchange (a)   0.5%   Recurring revenue growth constant currency – Non-GAAP  6-9%  FY24 Adjusted Operating income margin (b)   Operating income margin % – GAAP  ~16%   Adjusted Operating income margin % – Non-GAAP  ~20%  FY24 Adjusted earnings per share growth rate (c)   Diluted Earnings per share – GAAP   15-20% growth   Adjusted Earnings per share – Non-GAAP  8-12% growth  (Unaudited)  (a) Based on forward rates as of July 2023  (b) Adjusted Operating income margin guidance (Non-GAAP) is adjusted to exclude the projected $225 million impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Russia-Related Exit Costs.   (c) Adjusted earnings per share growth guidance (Non-GAAP) is adjusted to exclude the projected $1.50 per share impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Russia-Related Exit Costs, and is calculated using diluted shares outstanding.

 Reconciliation of GAAP to Non-GAAP Measures  (Unaudited)  Fiscal Year Ended June 30,  Dollars in millions  2023  Net Earnings  $630.6  Provision for income taxes   164.3  Interest expense, net   135.5  Other non-operating expenses   6.0  Operating income   936.4  Adjustments  Depreciation and Amortization   84.4  Amortization of acquired intangibles and purchases intellectual property   214.4  Amortization of other assets   126.2  Acquisition and integration costs   15.8  Restructuring charges   20.4  Russia-related exit costs   12.1  Adjusted EBITDA (Non-GAAP)  1,409.7  Operating lease costs   41.0  EBITDAR (Non-GAAP)  1,450.8  Current and Long-term debt (GAAP)  3,413.3  Leverage Ratios     Debt to Adjusted EBITDA (a)   2.4x  Debt to EBITDAR (a)   2.6x  (a) For the purposes of measuring its outstanding indebtedness, the Company looks at its level of debt relative to earnings. As a proxy for earnings, the Company believes that investors commonly use EBITDA as a measure of cash flow. This number is also occasionally adjusted to further exclude operating lease costs and is referred to as EBITDAR. Debt to EBITDA is defined as current and long-term debt over trailing 12 months EBITDA. Debt to EBITDAR is defined as current and long-term debt plus present value of operating lease liabilities over trailing 12 months EBITDAR